SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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RiverNorth Funds
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RiverNorth Funds

325 N. LaSalle Street

Suite 645

Chicago, Illinois 60654

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 29, 2013

Dear Shareholders:

The Board of Trustees of the RiverNorth Funds (the “Trust”), an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Trust, to be held at the offices of the Trust administrator, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, on January 29, 2013 at 10:00 a.m., Mountain time, for the following purposes:

1.	To elect or re-elect the proposed individuals to the Board of Trustees, and

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on December 6, 2012 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

The Board of Trustees of the Trust unanimously recommends that you cast your vote “FOR” the election of the Trustees and Trustee nominees, as described in the Proxy Statement.

By Order of the Board of Trustees

Patrick W. Galley, President
December 12, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 29, 2013:

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available at www.proxyonline.com/docs/rivernorth.pdf.

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

RiverNorth Funds

PROXY STATEMENT

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 29, 2013

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of RiverNorth Funds (the “Trust”), for use at a Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, 1290 Broadway, Suite 1100, Denver, Colorado, 80203 on January 29, 2013 at 10:00 a.m., Mountain time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about December 14, 2012.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.	To elect or re-elect the proposed individuals to the Board of Trustees, and

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on December 6, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual and semi-annual report, including financial statements and schedules, are available at no charge by sending a written request to the Fund, 1290 Broadway, Suite 1100, Denver, Colorado, 80203 or by calling 1-888-848-7569.

PROPOSAL 1

ELECTION OR RE-ELECTION OF TRUSTEES

In this proposal, shareholders are being asked to elect or re-elect the following Trustee nominees (“Nominees”) or incumbent Trustees (“Incumbent Trustees”) to the Board of Trustees of the Trust. Each of the Nominees and Incumbent Trustees has agreed to serve on the Board of Trustees for an indefinite term. The Trust is not required, and does not intend, to hold annual shareholder meetings for the election or re-election of Trustees. As a result, if elected or re-elected, the Incumbent Trustees and Nominees will serve indefinitely until their successors are duly elected and qualified.

Mr. Patrick W. Galley and Mr. James G. Kelley are Incumbent Trustees, having been elected by the shareholders of the Trust in December 2006. Mr. John S. Oakes is an Incumbent Trustee, having been appointed by the Board to fill a vacancy in December, 2010. Mr. Fred G. Steingraber and Mr. John K. Carter are Nominees, neither of whom is currently on the Board. The Investment Company Act of 1940, as amended, (the “1940 Act”) requires a certain percentage of the Trustees to have been elected by shareholders and that those elections occur before the Board can appoint new any Trustees to fill vacancies or expand the Board. To properly seat the two Nominees, to elect or re-elect the Incumbent Trustees and to facilitate future compliance with the requirements of the 1940 Act, the Board of Trustees now proposes to have shareholders re-elect Mr. Galley and Mr. Kelley and elect Mr. Oakes, Mr. Steingraber and Mr. Carter to serve as Trustees to the Trust.

Mr. Galley is the only interested Trustee. Mr. Kelley, Mr. Oakes, Mr. Steingraber and Mr. Carter, if elected by shareholders, will serve as non-interested Trustees of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as “Independent Trustees”).

Information about the Incumbent Trustees and Nominees Officers

Incumbent Interested Trustee

Below is information about the Incumbent Interested Trustee and the attributes that qualify him to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the experience and background of Mr. Galley make him highly qualified.

Mr. Patrick W. Galley is an interested Trustee by virtue of his position with RiverNorth Capital Management, LLC, the investment adviser to each series of the Trust. Mr. Galley serves as the Chief Investment Officer and one of the principal owners of RiverNorth Holding Company, the parent of RiverNorth Capital Management, LLC, the adviser to the RiverNorth Funds. He is responsible for the development, implementation and oversight of the closed-end fund investment strategy utilized by most of the Funds in the Trust. Mr. Galley has served as a Trustee and Chairman of the Board since the inception of the Trust. Prior to joining RiverNorth in 2004, Mr. Galley was Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, fund of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, and is a member of both the CFA Institute and the CFA Society of Chicago. It is the opinion of the Board that his knowledge regarding the investment strategies of the series of the Trust makes him uniquely qualified to serve as the Fund’s President and Chairman of the Board of Trustees.

Incumbent Independent Trustees

Below is information about the Incumbent Independent Trustees and the attributes that qualify them to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the experience and background of the Incumbent Independent Trustees make them highly qualified.

Mr. James G. Kelley has served as an Independent Trustee since the Trust’s inception in 2006. He is currently a Certified Business & Life Coach with JGK & Associates, a firm which he founded. Mr. Kelley is formerly the Vice President of Finance & Operation with Paymaster Technologies, Inc. and was Executive Vice President and Chief Operating Officer of The Hedman Company. Mr. Kelley also has public accounting experience, having started his professional career with a large public accounting firm. Mr. Kelley has not only executive experience but is knowledgeable in both finance and accounting. His experience in these areas benefits the Board in its review of the Trust’s financial statements. Mr. Kelley currently serves as the Chairman of the Board of Trustee’s Audit Committee.

Mr. John S. Oakes was selected as an Independent Trustee in December 2010. He was appointed by the Board of Trustees to fill a vacancy following the resignation of another independent trustee. Mr. Oakes has many years of experience in the securities industry ranging from being a branch manager of a brokerage firm to being a Business Development Director or a broker-dealer to his current role which is that of a Regional Vice-President of an independent broker-dealer. Additionally, he has several years of experience serving on the Board of Directors of another registered investment company, including serving as its Chairman. Mr. Oakes’ industry and prior mutual fund board experience adds an industry and operational perspective to the Board and his experience in marketing assists the Board as it assesses the Trust’s efforts to expand into different distribution channels.

Nominee Independent Trustees

Below is information about the Nominee Independent Trustees the attributes that qualify them to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the experience and background of the Nominee Independent Trustees make them highly qualified.

Mr. Fred G. Steingraber possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust. Mr. Steingraber currently serves as Chairman of Board Advisors LLC, a consulting and advisory firm which assists organizations and corporate boards in assessing corporate governance, strategy and organization issues and executive compensation. Prior to his experience with Board Advisors LLC, Mr. Steingraber was Chief Executive Officer, and Chairman of the Board of Directors of A.T. Kearney, a global business consulting firm. Mr. Steingraber has extensive experience serving on advisory boards, corporate boards (of both publically-traded and privately-held companies) and not-for-profit boards, including boards of foundations, universities and hospitals. He also currently serves as the President and Chairman of the Board of Trustees of the Village of Kenilworth, Illinois. The

Board believes Mr. Steingraber’s experience and expertise as a business consultant, including his expertise in corporate governance issues, adds depth and understanding to its consideration of the Trustee’s obligations to the Trust and shareholders.

Mr. John K. Carter possesses extensive mutual fund industry experience which the Board feels will assist the Trust as it grows. Mr. Carter was most recently a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V. Mr. Carter oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds. He also served as a compliance officer. Mr. Carter brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers. Mr. Carter was previously an investment management attorney with experience as in-house counsel, serving with the Securities and Exchange Commission and in private practice with a large law firm. The Board feels Mr. Carter’s industry-specific experience, including as a chairman of another fund complex, as a compliance officer and as an experienced investment management attorney will be valuable to the Board at the Trust continues to grow and deal with legally complex issues.

Additional information about the Incumbent Trustees and Nominees, including their address, age, principal occupation, and other directorships held during the past five years, is set forth in the following table:

Incumbent Interested Trustee

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen	Other Directorships Held During the Past 5 Years
Patrick W. Galley c/o RiverNorth Capital Management, LLC, 325 N. LaSalle Street, Suite 645, Chicago, Illinois, 60654 Age: 37	Interested Trustee, President (Principal Executive Officer) and Chairman	Indefinite term; (Trustee since December 2006)	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present).	5	Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (2010 to present) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Incumbent Independent Directors

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen	Other Directorships Held During the Past 5 Years
James G. Kelley c/o RiverNorth Capital Management, LLC, 325 N. LaSalle Street, Suite 645, Chicago, Illinois, 60654 Age: 64	Independent Trustee, Chairman of Audit Committee	Indefinite term; (Trustee since December 2006)	Certified Business & Life Coach, JGK & Associates (2000 to present); Vice President Finance & Operation, Paymaster Technologies, Inc. (2009 to 2011); Several positions, most recently Executive Vice President / Chief Operating Officer, The Hedman Company (a manufacturing company) (1984 to 2010).	5	None

John S. Oakes, c/o RiverNorth Capital Management, LLC, 325 N. LaSalle Street, Suite 645, Chicago, Illinois, 60654 Age: 69	Independent Trustee	Indefinite term; (Trustee since December 2010)	Regional Vice President, Securities America (a broker-dealer); 2007 to present. Business Development Director, First Allied Securities (a broker-dealer); 2005 to 2007.	5	Independent Director, Chairman of the Board of Directors, Utopia Funds (4 funds) (2005 to 2009).

Nominee Independent Trustees

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust to be Overseen	Other Directorships Held During the Past 5 Years
Fred G. Steingraber, c/o RiverNorth Capital Management, LLC, 325 N. LaSalle Street, Suite 645, Chicago, Illinois, 60654 Age: 74	Independent Trustee Nominee	Indefinite term; (Nominee November, 2012)	Chairman, Board Advisors LLC (a consulting firm) (2001 to present). Retired, Chairman Emeritus, A.T. Kearney (a business consulting firm) (2001 to present)	5	Director, Diamond Hill Financial Trends Fund (a closed-end fund) (1989 to present). Director, Elkay Manufacturing (2004 to present). Director, Talent Intelligence (leadership development) (2004 to present). Director, 3iPLC (a private equity firm) (2001 to 2008). Director, Continental (automotive electronics and tires) (1999 to 2009). Chairman Emeritus, A.T. Kearney (management consulting) (2001 to present). Chairman, Board Advisors (Board consulting) (2001 to present)

John K. Carter, c/o RiverNorth Capital Management, LLC, 325 N. LaSalle Street, Suite 645, Chicago, Illinois, 60654 Age: 51	Independent Trustee Nominee	Indefinite term; (Nominee November, 2012)	Business Unit Head, Transamerica Asset Management (2006 to 2012); Senior Vice President, General Counsel and Chief Compliance Officer, Transamerica Asset Management (2004 to 2006)	5	Director, Chairman of the Board of Directors, Transamerica Funds (120 funds) (2006 to 2012). Board Member, United Way of Tampa Bay (2011 to 2012)

Trust Officers

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Director	Other Directorships Held by the Nominee for Director During the Past 5 Years
Jonathan M. Mohrhardt, c/o RiverNorth Capital Management, LLC, 325 N. LaSalle Street, Suite 645, Chicago, Illinois, 60654 Age: 38	Treasurer (Principal Financial Officer)	Officers are elected annually; Treasurer since 2009	Chief Compliance Officer, RiverNorth Capital Management, LLC. (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to present);. Utopia Funds Chief Compliance Officer (2007 to 2009), Treasurer and Chief Financial Officer (2005 to 2009); FIM Group, Director of Mutual Funds (2004 to 2009).	N/A	Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (2010 to present) and Board of Directors RiverNorth Holdings, Co. (2010 to present).

Marcus L. Collins, c/o RiverNorth Capital Management, LLC, 325 N. LaSalle Street, Suite 645, Chicago, Illinois, 60654 Age: 44	Chief Compliance Officer	Officers are elected annually; Chief Compliance Officer since 2012	General Counsel and Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present); Counsel, Thompson Hine LLP (2007 to 2012)	N/A	None

Paul Leone c/o, ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203 Age: 49	Secretary	Officers are elected annually; Secretary since 2012	Assistant General Counsel, ALPS Fund Services, Inc. (2010 to present); Deputy Chief Compliance Officer, Old Mutual Capital (2005 to 2009).	N/A	None

The following tables set forth the aggregate dollar range of equity securities of the Trust beneficially owned by the Nominees and Incumbent Trustees as of November 30, 2012.

	Dollar Range of Equity Securities in each series of the Trust*					Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Incumbent Trustees or Nominees in Trust
	Core Fund	Strategic Income Fund	Dividend Income Fund	Buy- Write Fund	High Income Fund
Patrick W. Galley	Over $100,000	Over $100,000	Over $100,000	None	None	Over $100,000
James G. Kelley	$10,001 to $50,000	None	None	None	None	$10,000 to $50,000
John S. Oakes	$10,001 to $50,000	$10,001 to $50,000	$10,001 to $50,000	$1 to $10,000	None	$10,000 to $50,000
Fred G. Steingraber	None	None	None	None	None	None
John K. Carter	None	None	None	None	None	None

*	The Trust consists of the following series: RiverNorth Core Opportunity Fund (Core Fund), RiverNorth/DoubleLine Strategic Income Fund (Strategic Income Fund), RiverNorth/Manning & Napier Dividend income Fund (Dividend Income Fund), RiverNorth Dynamic Buy-Write Fund (Buy-Write Fund) and the RiverNorth/Oaktree High Income Fund (High Income Fund). The Core Fund and the Buy-Write Fund each have one class of shares. The Strategic Income Fund, Dividend Income Fund and High Income Fund each have a Retail Class and Institutional Class of shares.

Trustee Compensation

The following table sets forth information regarding compensation of Trustees of the Trust for the fiscal year ended September 30, 2012:

Name and Position	Aggregate Compensation from Fund Complex	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees
Patrick W. Galley, Chairman	$0	$0	$0	$0
James G. Kelley	$4,000	$0	$0	$4,000
Kevin M. Hinton*	$3,000	$0	$0	$3,000
John S. Oakes	$3,000	$0	$0	$3,000
Fred G. Steingraber	$0	$0	$0	$0
John K. Carter	$0	$0	$0	$0

*	Mr. Hinton expressed his intent to resign from the Board of Trustees, effective on the date of the Meeting.

Board Leadership Structure. The Trust is led by Mr. Patrick Galley, who has served as the President (principal executive officer) of the Trust, since the Trust’s inception. Mr. Galley is an interested person by virtue of his position of Chief Investment Officer of the Trust’s investment adviser. The Board of Trustees is currently comprised of Mr. Galley and 3 Independent Trustees (i.e. those who are not “interested persons” of the Trust, as defined under the 1940 Act). It is the recommendation of the Board of Trustees that shareholders elect an additional Independent Trustee and elect a new Independent Trustee to replace Mr. Kevin M. Hinton who intends to resign as an Independent Trustee. The Trust does not have a Lead Independent Trustee, but governance guidelines provide that the Independent Trustees have an opportunity to meet in executive session at each Board of Trustees meeting and more frequently if needed or requested by any Trustee. The Board of Trustees has an Audit Committee with a separate chair. The Trust does not have a formal Nominating Committee, but the Audit Committee performs the duties of a Nominating Committee when and if necessary. Under the Trust’s Declaration of Trust, By-Laws and governance guidelines, the President of the Trust is generally responsible for (a) presiding over board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its’ President, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust and each shareholder. For the fiscal year ended September 30, 2012, the Board met four (4) times and each of the incumbent Trustees were in attendance at each meeting.

Board Risk Oversight. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Marcus Collins in his role as Chief Compliance Officer at meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee. The Board has a standing Audit Committee which is composed of each of the Independent Trustees of the Company. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent auditor and whether to terminate this relationship; reviewing the independent auditors’ compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Trust’s independent auditor and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any related management letter and other written communications submitted by the auditor in connection with the audits of financial statements and internal controls of the Trust and the investment adviser’s responses; reports submitted to the Audit Committee by the Trust’s administrator concerning the internal controls and performance of the administrator; reviewing the Company’s audited financial statements; reviewing changes regarding auditing and accounting principles and practices; and other audit related matters. None of the Audit Committee members are “Interested” as defined in the 1940 Act. During the fiscal year ended September 30, 2012, the Audit Committee met two (2) times.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Trust vote “FOR” election of the proposed Board of Trustees.

OTHER INFORMATION

OPERATION OF THE FUND

The Trust is an open-end diversified management investment company. The Trust has five separate series; each series issues either one or two classes of shares, all at no par value. The Trust is organized as an Ohio business trust and formed by an Agreement and Declaration of Trust dated July 18, 2006.

The Trust’s principal executive offices are located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services. The Trust retains RiverNorth Capital Management, LLC as the investment adviser to each series of the Trust. ALPS Distributors Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203 serves as principal underwriter and distributor of the series of the Trust. ALPS Fund Services, with principal offices located at 1290 Broadway, Suite 1100, Denver, Colorado, 80203 provides the Trust with transfer agent, accounting, and administrative services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the election of the proposed Board of Trustees and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President or Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 171,475,556.411 shares of beneficial interest in all series of the Trust issued and outstanding.

All shareholders of record of any series of the Trust on the Record Date are entitled to vote at the Meeting on Proposal 1. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a plurality of the outstanding shares of the Trust is required for the approval of the election of the Board of Trustees. Other matters to be considered (if any) require a majority vote of the outstanding shares of the Trust. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Trust means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Trust are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Trust, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Trust represented at the meeting, but they are not affirmative votes for the proposal. Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, the beneficial owners of more than 5% of the outstanding shares of the following series of the Fund are listed in the following table.

Name and Address	Series	Status of Holding	Number of Shares Owned	Percentage Held
National Financial Services LLC, 200 Liberty Street, One World Financial Center, New York, NY	RiverNorth Core Opportunity Fund	Record	25,760,143.30	58.25%
Charles Schwab Corp., 101 Montgomery Street, San Francisco, CA	RiverNorth Core Opportunity Fund	Record	10,408,799.73	23.64%
TD Ameritrade, Inc., P.O. Box 2226, Omaha, NE	RiverNorth Core Opportunity Fund	Record	3,412,906.50	7.75%
Charles Schwab Corp., 101 Montgomery Street, San Francisco, CA	RiverNorth/DoubleLine Strategic Income Fund Class I Shares	Record	23,280,296.08	27.49%
National Financial Services LLC, 200 Liberty Street, One World Financial Center, New York, NY	RiverNorth/DoubleLine Strategic Income Fund Class I Shares	Record	16,695,917.08	19.72%
MAC & Co., Mutual Fund Operations, 525 William Penn Place, Pittsburgh, PA	RiverNorth/DoubleLine Strategic Income Fund Class I Shares	Record	15,062,960.61	17.79%
Pershing LLC, P.O. Box 2052, Jersey City, NJ	RiverNorth/DoubleLine Strategic Income Fund Class I Shares	Record	11,439,406.10	13.51%
First Clearing, 2801 Market Street, St. Louis, MO	RiverNorth/DoubleLine Strategic Income Fund Class I Shares	Record	6,149,824.06	7.26%
TD Ameritrade, Inc., P.O. Box 2226, Omaha, NE	RiverNorth/DoubleLine Strategic Income Fund Class I Shares	Record	5,438,257.44	6.42%
UBS, Attention: Department Manager, 1000 Harbor Boulevard 5th Floor Weehawken, NJ	RiverNorth/DoubleLine Strategic Income Fund Class R Shares	Record	13,913,996.87	34.05%
Charles Schwab Corp., 101 Montgomery Street, San Francisco, CA	RiverNorth/DoubleLine Strategic Income Fund Class R Shares	Record	10,611,511.58	25.97%
National Financial Services LLC, 200 Liberty Street, One World Financial Center, New York, NY	RiverNorth/DoubleLine Strategic Income Fund Class R Shares	Record	6,742,985.19	16.50%
TD Ameritrade, Inc., P.O. Box 2226, Omaha, NE	RiverNorth/DoubleLine Strategic Income Fund Class R Shares	Record	3,925,931.00	9.61%
Pershing LLC, P.O. Box 2052, Jersey City, NJ	RiverNorth/DoubleLine Strategic Income Fund Class R Shares	Record	3,548,034.58	8.68%
National Financial Services LLC, 200 Liberty Street, One World Financial Center, New York, NY	RiverNorth/Manning & Napier Dividend Income Fund Class I Shares	Record	170,789.71	72.49%
Charles Schwab Corp., 101 Montgomery Street, San Francisco, CA	RiverNorth/Manning & Napier Dividend Income Fund Class I Shares	Record	36,054.08	15.30%
TD Ameritrade, Inc., P.O. Box 2226, Omaha, NE	RiverNorth/Manning & Napier Dividend Income Fund Class I Shares	Record	17,852.86	7.58%
National Financial Services LLC, 200 Liberty Street, One World Financial Center, New York, NY	RiverNorth/Manning & Napier Dividend Income Fund Class R Shares	Record	415,157.42	49.47%
Charles Schwab Corp., 101 Montgomery Street, San Francisco, CA	RiverNorth/Manning & Napier Dividend Income Fund Class R Shares	Record	274,033.51	32.65%
TD Ameritrade, Inc., P.O. Box 2226, Omaha, NE	RiverNorth/Manning & Napier Dividend Income Fund Class R Shares	Record	118,440.45	14.11%
TD Ameritrade, Inc., P.O. Box 2226, Omaha, NE	RiverNorth Dynamic Buy-Write Fund	Record	435,739.93	51.75%
Pershing LLC, P.O. Box 2052, Jersey City, NJ	RiverNorth Dynamic Buy-Write Fund	Record	151,970.17	18.05%
National Financial Services LLC, 200 Liberty Street, One World Financial Center, New York, NY	RiverNorth Dynamic Buy-Write Fund	Record	142,693.12	16.95%
RiverNorth Capital Management, LLC, 325 N. LaSalle Street, Suite 645, Chicago, IL	RiverNorth Dynamic Buy-Write Fund	Record	50,000.00	5.84%

Shareholders owning more than 25% of the shares of the Trust, or any series thereof are considered to “control” the Trust of Fund, as that term is defined under the 1940 Act. Persons controlling the Trust can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Trust of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Trust.

SHAREHOLDER PROPOSALS

The Trust not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to the Trust’s Secretary.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies. AST Fund Solutions, a proxy solicitation firm has been engaged to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of proxies will be borne by the Trust. The estimated cost of these services is approximately $90,500. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Trust of whom they have knowledge, and the Fund will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and RiverNorth Capital Management, LLC may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

The Trust’s Board believes that it is important for shareholders to have a process to send communications to the Board. Accordingly, a shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares of the Funds owned by the shareholder; and (c) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, RiverNorth Funds, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board at the Committee’s or Board’s next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board because the communication: (i) does not reasonably relate to the Trust or the Trust’s operations, management, activities, policies, service providers, Board of Trustees, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information).

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-888-848-7569 or write the Trust at 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 22, 2013:

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed Investment Advisory Agreement), and Proxy Card are available at www.proxyonline.com/docs/rivernorth.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

Patrick W. Galley, President

Dated December 12 2012

If you have any questions before you vote, please call our proxy information line at 1-877-732-3613. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE, CALL THE NUMBER LISTED ON YOUR PROXY CARD, OR FAX YOUR PROXY CARD TO THE NUMBER LISTED ON YOUR PROXY CARD OR VOTE BY INTERNET AS INDICATED IN THE VOTING INSTRUCTION MATERIALS.

RIVERNORTH FUNDS

Proxy for A Special Meeting of Shareholders –

January 29, 2013

The undersigned shareholder of any series of RiverNorth Funds (the “Trust”), hereby nominates, constitutes and appoints Jonathan M. Mohrhardt, Paul Leone or Dawn Cotten the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Trust which the undersigned is entitled to vote at the Meeting of Shareholders of the Trust to be held at 1290 Broadway, Suite 1100, Denver, Colorado, 80203 on January 29, 2013 at 10:00 a.m., Mountain time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows: Proposal 1. To elect or re-elect the individuals listed on the reverse side of this proxy card to the Board of Trustees of RiverNorth Funds.

This Proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the President or Secretary of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877-732-3613. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 29, 2013

The proxy statement for this meeting is available at: www.proxyonline.com/docs/rivernorth.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

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Please see the instructions below if you wish to vote by PHONE (live proxy representative), by MAIL or via the INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE:	To cast your vote by phone with a proxy voting representative, call toll-free 1-877-732-3613 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

NOTE: (Please date this proxy and sign your name as it appears on the label. Executors, administrators, trustees, etc. should give their full titles. All joint owners should sign.)

Shareholder sign here Date

Joint owner sign here Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

RiverNorth Funds

CONTROL
NUMBER
123456789123

If you received more than one ballot because you have multiple investments in the Funds, please remember to vote all of your ballots!

Remember to sign and date the reverse side before mailing in your vote. This proxy card is valid only when signed and dated.

The Board of Trustees recommends a vote “FOR” each of the persons listed on the above proposal. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

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TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

Proposal 1. To elect or re-elect the following individuals to the Board of Trustees of RiverNorth Funds.

	FOR	WITHHOLD

1.1 Patrick W. Galley	☐	☐

1.2 James G. Kelley	☐	☐

1.3 John S. Oakes	☐	☐

1.4 Fred G. Steingraber	☐	☐

1.5 John K. Carter	☐	☐

THANK YOU FOR VOTING